UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007
Hanesbrands Inc. Salaried Retirement Savings
Plan of Puerto Rico
(Exact name of registrant as specified in its charter)

Not applicable	333-137143	20-3552316
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 East Hanes Mill Road		27105
Winston-Salem, NC		(Zip Code)
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (336) 519-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01. Changes in Registrant’s Certifying Accountant
Item 9.01. Financial Statements and Exhibits

Item 4.01. Changes In Registrant’s Certifying Accountant.
This Current Report on Form 8-K relates solely to the Hanesbrands Inc. Salaried Retirement Savings Plan of Puerto Rico (the “Puerto Rico Plan”).
On May 14, 2007, the Puerto Rico Plan dismissed its independent registered public accounting firm, Crowe Chizek and Company LLC (“Crowe Chizek”), and on May 15, 2007 engaged Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm. The authorization to change the Puerto Rico Plan’s independent accountant was approved by the Hanesbrands Inc. Employee Benefits Administrative Committee, the committee that administers the Puerto Rico Plan.
The change in independent accountants did not result from any dissatisfaction with the quality of professional services rendered by Crowe Chizek.
During the Puerto Rico Plan’s two most recent fiscal years, the reports of Crowe Chizek with respect to the Puerto Rico Plan’s financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Puerto Rico Plan’s two most recent fiscal years, and the subsequent interim period prior to such dismissal, there were no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period. None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred during the last two fiscal years and the subsequent interim period prior to the dismissal of Crowe Chizek.
During the Puerto Rico Plan’s two most recent fiscal years and the subsequent interim period prior to the engagement of Grant Thornton, neither the Puerto Rico Plan nor anyone acting on behalf of the Puerto Rico Plan consulted Grant Thornton about (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on any of the Puerto Rico Plan’s financial statements or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
The Puerto Rico Plan requested Crowe Chizek furnish the Puerto Rico Plan with a letter addressed to the Securities and Exchange Commission stating that Crowe Chizek agrees with the above statements. A copy of Crowe Chizek’s letter, dated June 29, 2007, is filed as Exhibit 16.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
(c)      Exhibits

Exhibit 16.1	Letter from Crowe Chizek and Company LLC regarding change in independent registered public accounting firm by the Hanesbrands Inc. Salaried Retirement Savings Plan of Puerto Rico

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 29, 2007	HANESBRANDS INC. SALARIED RETIREMENT SAVINGS PLAN OF PUERTO RICO

	By:	/s/ Dale W. Boyles

Dale W. Boyles Authorized Member of the Hanesbrands Inc. Employee Benefits Administrative Committee